Exhibit 99.4

NOTICE OF GUARANTEED DELIVERY

FOR SUBSCRIPTION RIGHTS CERTIFICATES ISSUED BY

HANMI FINANCIAL CORPORATION

This Notice of Guaranteed Delivery must be used to exercise the subscription rights (the “Subscription Rights”) pursuant to the rights offering (the “Rights Offering”) as described in the prospectus supplement dated June 11, 2010 (the “Prospectus”) of Hanmi Financial Corporation, a Delaware corporation and registered bank holding company (the “Company”), if a holder of Subscription Rights cannot deliver the certificate evidencing the Subscription Rights (the “Subscription Rights Certificate”), to the subscription agent listed below (the “Subscription Agent”) before 5:00 p.m., New York time, on July 6, 2010, (as such date may be extended, the “Expiration Date”). This Notice must be delivered by facsimile transmission, first class mail, or overnight delivery to the Subscription Agent and must be received by the Subscription Agent before 5:00 p.m., New York time, on the Expiration Date.

Payment of the subscription price of $1.20 per share of the Company’s common stock subscribed for pursuant to the exercise of Subscription Rights, including all shares subscribed for under the basic subscription privilege and any additional shares requested pursuant to the over-subscription privilege, must be received by the Subscription Agent in the manner specified in the Prospectus before 5:00 p.m., New York time, on the Expiration Date even if the Subscription Rights Certificate evidencing such Subscription Rights is being delivered pursuant to the Guaranteed Delivery Procedures hereunder.

By Facsimile Transmission: (For Eligible Institutions Only)	By First Class Mail:	By Overnight Courier (Until 5:00 pm. New York time on the expiration date of the rights offering subscription period):
Facsimile transmission to (617) 360-6810	Computershare Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011	Computershare Corporate Actions Voluntary Offer 250 Royall Street, Suite V Canton, MA 02021

You should confirm receipt of all facsimile transmissions by calling the subscription agent at (781) 575-2332.

Telephone Numbers for Information Agent:
Banks and Brokers: (212)440-9800
Stockholders: (800) 509-0983

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of a Subscription Rights Certificate representing           Subscription Rights and that such Subscription Rights Certificate cannot be delivered to the Subscription Agent prior to the Expiration Date of the Rights Offering. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise Subscription Rights represented by the Subscription Rights Certificate (i) to subscribe for           shares of the Company’s common stock under the basic subscription privilege and (ii) to request pursuant to the over-subscription privilege to purchase           additional shares of the Company’s common stock, subject to the conditions and limitations described further in the Prospectus. The Subscription Agent will not accept any over-subscription requests for less than 10,000 shares of our common stock, except from our non-executive officers and employees from whom we will accept over-subscription requests for 1,000 or more shares of our common stock.

The undersigned understands that payment of the full subscription price of $1.20 per share of common stock subscribed for under the basic subscription privilege and pursuant to the over-subscription privilege must be received by the Subscription Agent before 5:00 p.m., New York time, on the Expiration Date, and the undersigned hereby represents that such payment, in the aggregate amount of $     , either (check appropriate box):

☐	Is being delivered to the Subscription Agent herewith; or

☐	Has been delivered separately to the Subscription Agent in the manner set forth below (check appropriate box and complete the information relating thereto):

☐	Uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment clears by such date.)

☐	Certified check

☐	Bank draft (cashier’s check)

Name of maker:

Date of check or draft:

Check or draft number:

Bank on which check is drawn:

Name(s)	Signature(s):	Address(es):	Telephone No.:

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GUARANTEE OF DELIVERY

The undersigned, a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Subscription Agent the Subscription Rights Certificates representing the Subscription Rights being exercised hereby, with any required signature guarantee and any other required documents, by no later than three business days after the Expiration Date of the Rights Offering.

Dated:

(Address)	(Name of Firm)

(Telephone Number	(Authorized Signature)

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Rights Certificate to the Subscription Agent within three business days following the Expiration Date of the Rights Offering as described in the Prospectus. Failure to do so could result in a financial loss to such institution.

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